Exhibit 10.1

FORM OF DEALER MANAGER AND SOLICITATION AGENT AGREEMENT

January 25, 2019

Jefferies LLC,

as Dealer Manager

520 Madison Avenue

New York, New York 10022

Ladies and Gentlemen:

Waitr Holdings Inc., a Delaware corporation (the “Company”), plans to make offers (each such offer, as described in the Offer Materials (as defined below), together with the related Consent Solicitation (as defined below), an “Exchange Offer,” and all such offers and the related Consent Solicitations together, the “Exchange Offers”) for any and all of the Company’s outstanding warrants to purchase shares of common stock of the Company, par value $0.0001 per share (the “Common Stock”) at an exercise price of $11.50 per share (the “Warrants”), in exchange for consideration consisting of 0.18 shares of Common Stock for each Warrant tendered, subject to the terms and conditions set forth in the Offer Materials.

Concurrently with making the offers to exchange described in the preceding paragraph, the Company plans to solicit consents (the “Consents”) from the holders (the “Holders”) of Warrants (each such solicitation, as described in the Offer Materials, a “Consent Solicitation,” and all such solicitations together, the “Consent Solicitations”) to certain amendments to the terms of the Warrants. Subject to the terms and conditions set forth in the Offer Materials, if Consents are received from the Holders of at least 65% of the outstanding Warrants, the proposed amendments (the “Amendments”) shall be adopted as to the Warrants.

The “Offer Materials” shall consist of the following:

(a)

the Pre-Effective Registration Statement, dated January 25, 2019 (including exhibits thereto and any documents incorporated therein by reference or deemed part of such registration statement, in the form in which it is initially filed with the Commission and as it may be amended from time to time prior to the Effective Date (as defined below), the “Pre-Effective Registration Statement”), filed by the Company with the U.S. Securities and Exchange Commission (the “Commission”);

(b)

the registration statement (including exhibits thereto and any documents incorporated therein by reference or deemed part of such registration statement, in the form in which it becomes effective and, in the event of any amendment or supplement thereto or the filing of any abbreviated registration statement relating thereto after the Effective Date, shall also mean such registration statement as so amended or supplemented, together with any such abbreviated registration statement, the “Registration Statement”), filed by the Company with the Commission;

(c)

the Preliminary Prospectus (as amended or supplemented from time to time, including any documents incorporated therein by reference, the “Preliminary Prospectus”), that the Company used prior to filing the Prospectus (as defined below)

(d)

the Prospectus included in the Registration Statement (including any documents incorporated therein by reference, the “Prospectus,” except that if the final prospectus furnished to the Dealer Manager for use in connection with the Exchange Offers differs from the prospectus set forth in the Registration Statement, the term “Prospectus” shall refer to the final prospectus furnished to the Dealer Manager for such use);

(e)	the letter of transmittal and consent, dated January 25, 2019, accompanying the Registration Statement and the Prospectus;

(f)

the tender offer statement, dated January 25, 2019, filed by the Company with the Commission on Schedule TO (including any documents incorporated therein by reference, with respect to the Exchange Offers, including any amendments thereto, the “Schedule TO”);

(g)

any written communication made in connection with or relating to the Exchange Offers in reliance on Rule 165 of the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (together, the “Securities Act”), and filed by the Company with the Commission pursuant to Rule 425 under the Securities Act (the “Rule 165 Material”);

(h)	the notice of guaranteed delivery, dated January 25, 2019; and

(i)

all other documents filed or to be filed with any federal, state or local government or regulatory agency or authority or delivered or to be delivered to Holders in connection with the Exchange Offers, each as prepared or approved by the Company.

“Effective Date” shall mean the time the Registration Statement becomes effective under the Securities Act. “Commencement Date” shall mean the date of commencement (as defined in Rule 13e-4 under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (together, the “Exchange Act”)), of the Exchange Offers. “Exchange Date” shall mean the date on which the Company issues the Common Stock in exchange for the Warrants pursuant to the Exchange Offers. “Expiration Date” shall mean 11:59 p.m. (Eastern Time) on February 22, 2019, as may be extended by the Company in its sole discretion.

Section 1. Engagement.

(a)

Exclusivity. The Company hereby (i) appoints you as the exclusive dealer manager and solicitation agent (the “Dealer Manager”) in connection with the Exchange Offers, until the date on which the Exchange Offers expire or are earlier terminated in accordance with their terms and (ii) authorizes you to act on its behalf in accordance with this Dealer Manager and Solicitation Agreement (this “Agreement”) Agreement and the terms of the Offer Materials, which have been prepared by the Company. On the basis of the representations and warranties and agreements of the Company herein contained and subject to and in accordance with the terms and conditions hereof and of the Offer Materials, you hereby agree to act as the Dealer Manager in connection with the Exchange Offers, and in connection therewith, you shall act in accordance with your customary practices and shall perform those services in connection with the Exchange Offers that are customarily performed by investment banking firms in connection with an engagement as a dealer manager and solicitation agent of exchange offers and consent solicitations of a like nature, including, but not limited to, soliciting Exchange Offers, and communicating generally regarding the Exchange Offers with brokers, dealers, commercial banks and other persons, including the Holders.

(b)

Use of the Offer Materials. You are authorized to use the Offer Materials in connection with the solicitation of Exchange Offers and any such other offering materials and information as the Company may prepare or approve (the “Other Materials”). You agree that you will not (i) furnish any written material to Holders in connection with the Exchange Offers other than the Offer Materials and the Other Materials or (ii) make any public oral communications relating to the Exchange Offers that have not been previously approved by the Company.

(c)

No Agency or Fiduciary Relationship with the Company. The Company acknowledges and agrees that you have been retained hereunder to act solely as Dealer Manager and authorizes you to act in such capacities in connection with the Exchange Offers. In such capacity, you shall act hereunder as an independent contractor and shall not be deemed the Dealer Manager or fiduciary of the Company or any of its affiliates, equity holders or creditors or of any other person, and all of your duties pursuant to this Agreement shall be owed solely to the Company. The Company further acknowledges that you or certain of your respective affiliates may be engaged in a broad range of transactions, investments and other securities activities that involve interests that differ from those of the Company including trading in the Warrants for their own account and for the accounts of their customers. Neither you nor any of your affiliates, partners, directors, officers, consultants, agents, employees or controlling persons (if any) shall have any liability to the Company or any other person for any losses, claims, damages, liabilities and expenses arising from any act or omission on the part of any securities broker or dealer, commercial bank, trust company or any other person that solicits the exchange of Warrants or Consents, and neither you nor any such other persons or entities referred to above shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of either your engagement or any matter referred to in this Agreement. In soliciting the exchange of Warrants or Consents, no securities broker or dealer (other than yourself), commercial bank or trust company shall be deemed to act as your agent or agent of the Company, and you, as Dealer Manager, shall not be deemed the Dealer Manager of any other securities broker or dealer or of any commercial bank or trust company. The

Company has obtained its own tax, accounting, regulatory and legal advisors and is not relying on you or your counsel for such matters. Nothing contained in this Agreement shall make you a partner, joint venturer or member or a syndicate or group with the Company or any of its affiliates.

(d)	Acceptance or Rejection of Warrants. The Company shall have sole authority for the acceptance or rejection of any and all Warrants and Consents in accordance with the terms of the Exchange Offers.

(e)

Communication with Other Parties. The Company authorizes you to communicate with Morrow Sodali, in its capacity as the information agent (the “Information Agent”), and Continental Stock Transfer and Trust Company, in its capacity as the exchange agent (the “Exchange Agent,” and together with the Information Agent, the “Agents”), retained by the Company with respect to matters relating to the Exchange Offers.

(f)

Limitation on Liability. Neither you nor any of your affiliates, partners, directors, officers, consultants, agents, employees or controlling persons (if any) shall not be subject to any loss, claim, damage, liability or expense owed to the Company or any of the Company’s affiliates or subsidiaries for any act or omission on the part of any broker or dealer in securities (other than yourself, your affiliates, partners, directors, officers, consultants, agents, employees or controlling persons to the extent set forth below), bank, trust company, nominee or any other person, and any such person shall not be liable for its own acts or omissions in performing its obligations in connection with or as a result of either your engagement or any matter referred to in this Agreement except for any losses, claims, damages, liabilities and expenses determined in a final judgment by a court of competent jurisdiction to have resulted directly from any such acts or omissions undertaken or omitted to be taken by you or your affiliates, partners, directors, officers, consultants, agents, employees or controlling persons through its gross negligence or willful misconduct.

Section 2. Covenants of the Company.

The Company covenants and agrees with you that:

(a)

Future Reports. The Company shall advise you, promptly after it receives notice thereof, of the time when any supplement or amendment to either the Registration Statement or the Prospectus has been made (or is required to be made) or when any supplement to the Registration Statement or the Prospectus or any amended Registration Statement or Prospectus has been prepared (or is required to be prepared) and furnish you with, at its expense, copies thereof. The Company will file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13 or 15 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (together, the “Exchange Act”), subsequent to the Commencement Date and until termination or closing of the Exchange Offers.

(b)

Information for Holders. The Company will cause to be delivered to each registered Holder as soon as practicable, a copy of the Offer Materials and any Other Materials. Thereafter, to the extent practicable and until the expiration and closing of the Exchange Offers, the Company will use its commercially reasonable efforts to cause copies of such material to be mailed to each person who becomes a Holder.

(c)

Company is Responsible for the Preparation and Distribution of the Offer Materials. The Company hereby authorizes you to use the Offer Materials and any Other Materials in connection with the Exchange Offers. The Company agrees that the Offer Materials and any Other Materials have been or will be prepared and approved by, and are the sole responsibility of, the Company. You shall have no obligation to cause copies of the Offer Materials or any Other Materials to be transmitted generally to the Holders. The Company agrees to furnish you with copies, at its expense, of the Offer Materials and Other Materials in such quantities as you may reasonably request in connection with the Exchange Offers. The Company will not amend or supplement the Offer Materials (including any documents incorporated by reference therein), or prepare or approve any Other Materials for use in connection with the Exchange Offers, without your prior approval, which approval shall not be unreasonably withheld or delayed. Notwithstanding the foregoing, nothing in this Agreement will prevent the Company from making any amendment to the Offer Materials or to any Other Materials that is, or may be, necessary so that neither the Offer Materials nor any of the Other Materials will contain an untrue statement of a material fact or omit to state a fact that is necessary in order to keep the statements that are made, in light of the circumstances under which they are made, not misleading, and so that the Exchange Offers will comply with all applicable laws, rules, and regulations; provided, however, that the Company will provide a copy of any such amendment to you in advance of the earlier of its filing or distribution.

(d)

Use of Dealer Manager’s Name or Likeness in Connection with the Exchange Offers. The Company agrees that, except as required by law, any reference to you in your capacity as Dealer Manager hereunder in the Offer Materials or any Other Materials, or in any newspaper announcement or press release or other document or communication, is subject to your prior written approval, which you may give or withhold in your sole discretion. If you resign prior to the dissemination of any such Offer Materials or any Other Materials, or any such newspaper announcement or press release or other document or communication, no reference shall be made therein to you, despite any prior written approval that you may have given therefor.

(e)

Right to Withdrawal. In the event that the Company uses or permits the use of any Offer Materials or Other Materials in connection with the Exchange Offers or files any such material with the Commission or any other agency without your prior approval, then you shall be entitled to withdraw as Dealer Manager in connection with the Exchange Offers without any liability or penalty to you or any Indemnified Person (as hereinafter defined), and you shall remain entitled to the indemnification provided in Section 6 hereof.

(f)

Amendments and Supplements. If, at any time, any event will have occurred as a result of which the Registration Statement or the Prospectus (including any documents incorporated by reference therein) as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or would make it necessary to correct any material statement in any earlier communication with respect to the Exchange Offers, or, if for any other reason it will be necessary during such period to amend or supplement the Registration Statement or the Prospectus or to file under the Exchange Act any document incorporated by reference in the Statement in order to comply with the Exchange Act, the Company will notify you (provided that the public filing of such document pursuant to the Commission’s IDEA system shall constitute provision of such notice), file such document and prepare and furnish without charge to you as many copies as you may from time to time reasonably request of an amended Registration Statement Prospectus or a supplement to the Registration Statement or the Prospectus which will correct such statement or omission or effect such compliance. The Company will advise you promptly if any information previously provided becomes inaccurate in any material respect.

(g)

Daily Updates. The Company will arrange for the Agents to communicate with you at least each business day during the Exchange Offers to provide information you reasonably request with respect to matters relating to the Exchange Offers.

(h)

Disclosure of Events; Preparation and Filing of Amendments and Supplements. The Company shall promptly advise the Dealer Manager of the occurrence of any event which, in the reasonable judgment of the Company or its counsel, could cause or require the Company to withdraw, rescind or modify the Offer Materials. In the event of the issuance of any stop order or other order, injunction or denial of an application for approval, preventing or suspending the use of any of the Offer Materials, the Company shall use its reasonable best efforts to obtain its withdrawal. If any event occurs as a result of which it shall be necessary to amend or supplement any Offer Materials in order to correct any untrue statement of a material fact or any omission to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, the Company shall (i) promptly upon becoming aware of any such event, advise the Dealer Manager of such event, (ii) as promptly as practicable under the circumstances, prepare such amendments or supplements as may be necessary so that the statements in such Offer Materials, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, (iii) furnish copies of such amendments or supplements to the Dealer Manager for its review prior to filing or other use and (iv) not file or otherwise use any such proposed amendment or supplement to which the Dealer Manager reasonably objects.

(i)	Maintain the Listing. The Company will use its reasonable best efforts to maintain the listing of the Common Stock on the Nasdaq Stock Market (the “Exchange”).

(j)

Earnings Statements. The Company shall make generally available to its security holders and the Dealer Manager as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and, at the option of the Company, Rule 158 under the Securities Act, covering a period of at least 12 months beginning with the first fiscal quarter of the Company occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

Section 3. Compensation and Expenses.

(a)

Fees. The Company will pay to you, as compensation for your services to the Company hereunder, a fee in the amount of [    ]. Such fee shall be payable concurrently with the exchange of Common Stock for Warrants under the Exchange Offers.

(b)

Reimbursement for Expenses. Whether or not any Warrants are tendered pursuant to the Exchange Offers, the Company shall reimburse the Dealer Manager promptly upon its demand and receipt of invoices for all reasonable fees, costs and out-of-pocket expenses relating to or arising out of the Exchange Offers, including the reasonable fees, costs and expenses of the Dealer Manager’s counsel (except for any fees and expenses of counsel relating to matters covered under Section 6 of this Agreement, the reimbursement of which shall be as set forth in such Section), up to a maximum aggregate amount for all such fees, costs and expenses of $100,000. The Company also agrees to pay all other fees, costs and expenses relating to or arising out of the Exchange Offers, the performance of its obligations under this Agreement and the Exchange Offers including, without limiting the generality of the foregoing, all costs and expenses (i) incurred by brokers and dealers (including yourselves), commercial banks, trust companies and nominees for their customary mailing and handling expenses incurred in forwarding the Offer Materials and any Other Materials to their customers, (ii) incident to the preparation, printing and delivery of the Registration Statement, the Prospectus and any other Offer Materials or Other Materials (including all exhibits, amendments and supplements thereto), (iii) in connection with the preparation and printing (including word processing and duplication costs) and delivery of all Offer Materials and any Other Materials (including this Agreement) including mailing and shipping, as herein provided and (v) incident to the appointment of the Agents, including the fees and expenses of the Agents.

Section 4. Certain Representations and Warranties by the Company.

The Company represents and warrants to and agrees with you that as of the date hereof and the Commencement Date, during the period of the Exchange Offers, and until the expiration and closing of the Exchange Offers:

(a)

Form S-4. The Company has prepared and filed with the Commission the Pre-Effective Registration Statement on Form S-4, including a related Preliminary Prospectus, for registration under the Securities Act of the Common Stock in connection with the Exchange Offers. The Pre-Effective Registration Statement will have become effective by the Commission prior to the Expiration Date and any request on the part of the Commission or any other federal, state or local or other governmental or regulatory agency, authority, instrumentality or court for the amending or supplementing of the Offer Materials or for additional information has been complied with. As filed, the Prospectus shall contain all information required by the Securities Act and the Exchange Act. The Company meets the conditions for the use of Form S-4 with respect to the Pre-Effective Registration Statement and the Registration Statement in connection with the Exchange Offers as contemplated hereby.

(b)

Registration Statement and Prospectus Contents. The Pre-Effective Registration Statement, as of the Commencement Date; the Registration Statement, as of the Effective Date, the Expiration Date and the Exchange Date; and the Preliminary Prospectus and any amendments and supplements thereto, as of its or their respective dates, the Commencement Date and the Exchange Date, each comply, and will comply, in all material respects with the Securities Act and the Exchange Act (including Rules 13e-4 and 14e under the Exchange Act); (ii) the Prospectus (together with any supplements and amendments thereto), as of its date, the date it is first filed in accordance with Rule 424(b) under the Securities Act, the Expiration Date and the Exchange Date, will comply in all material respects with the Securities Act and the Exchange Act (including Rules 13e-4 and 14e under the Exchange Act); (iii) the Pre-Effective Registration Statement as of the Commencement Date and the Registration Statement as of the Effective Date, the Expiration Date and the Exchange Date did not contain, and will not contain, any untrue statement of a material fact and did not omit, and will not omit, to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) the Preliminary Prospectus and any amendments and supplements thereto, as of its or their respective dates, did not contain any untrue statement of a material fact and did not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Prospectus (together with any supplements and amendments thereto), as of its date, the date it is first filed in accordance with Rule 424(b) under the Securities Act, the Expiration Date and the Exchange Date will not contain any untrue statement of a material fact and will not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Offer Materials and the Other Materials.

(c)

Documents Incorporated by Reference. The documents incorporated by reference in any of the Offer Materials (the “Incorporated Documents”), when they became effective or are or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Other Materials.

(d)

Schedule TO. (i) on the Commencement Date, the Company shall file with the Commission the Schedule TO pursuant to Rule 13e-4 under the Exchange Act, a copy of which (including the documents required by Item 12 thereof to be filed as exhibits thereto) in the form in which it is to be so filed has been furnished to the Dealer Manager; (ii) any amendments to the Schedule TO shall be furnished to the Dealer Manager prior to such amendment; (iii) the Schedule TO as so filed and as amended from time to time shall comply in all material respects with the provisions of the Exchange Act; and (iv) the Schedule TO as so filed and as amended from time to time will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they are made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Other Materials.

(e)

Rule 165 Material. The Rule 165 Material, when filed with the Commission, complied or will comply in all material respects with the requirements of the Securities Act; and no Rule 165 Material, at the time of first use, when taken together with each Preliminary Prospectus and the Prospectus, as then amended or supplemented, respectively, contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with the Other Materials.

(f)

Testing-the-Waters Communications. In connection with the Exchange Offers, neither the Company nor any person authorized to act on its behalf has engaged in (i) engaged in any communication made in reliance on Section 5(d) of the Securities Act or (ii) distributed or approved for distribution any such communication that is written, within the meaning of Rule 405 under the Securities Act.

(g)

Required Filings. The Company has filed with the Commission, pursuant to Rule 13e-4(c)(1) under the Exchange Act (or Rule 425 under the Securities Act) or otherwise, all written communications made by the Company or any affiliate of the Company in connection with or relating to the Exchange Offers that are required to be filed with the Commission, in each case on the date of their first use.

(h)

No Violation of Existing Laws or Instruments. The Company is not in violation or default of (i) any of the provisions of the organizational or governing documents of the Company, (ii) any U.S. and non-U.S. law, rule or regulation applicable to the Company, or any judgment or decree applicable to the Company or by which any property or asset of the Company may be bound or (iii) any of the material terms and provisions of any loan or credit agreement, indenture, mortgage note or other material agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets is or may be bound.

(i)

No Material Omissions. Each of the Offer Materials and Other Materials, including any amendments or supplements thereto and including documents incorporated by reference in the Registration Statement or Prospectus, prior to the expiration and closing of the Exchange Offers, (i) will (if amended or supplemented, as amended or supplemented) conform in all material respects to the requirements of the Securities Act and the Exchange Act, as applicable and (ii) do not and (if amended or supplemented, as amended or supplemented) will not, prior to the expiration and closing of the Exchange Offer, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which they are made.

(j)

Exchange Offers Will Not Violate Existing Laws or Instruments. None of the Exchange Offers will (i) conflict with or result in a violation of any of the provisions of the organizational or governing documents of the Company, (ii) conflict with or violate in any material respect any U.S. and non-U.S. law, rule or regulation applicable to the Company, or any order, judgment or decree known to such counsel to be applicable to the Company or by which any property or asset of the Company is or may be bound or (iii) result in a breach of any of the material terms or provisions of, or constitute a default (with or without due notice and/or lapse of time) under, any loan or credit agreement, indenture, mortgage, note or other material agreement or instrument to which the Company is a party or by the Company or any of its properties or assets is or may be bound.

(k)

This Agreement. The Company has full power and authority to take and has duly taken all action necessary under its governing instruments to authorize the execution, delivery and performance, as the case may be, of each of the Transactions. This Agreement has been duly executed and delivered on behalf of the Company.

(l)

No Further Authorizations or Approvals Required. No applicable judgments, orders or decrees, consents, authorizations, approvals, orders, exemptions, registrations, qualifications or other actions of, or filing with or notice to, any governmental authority, the Commission or any other U.S. or non-U.S. regulatory or governmental authority (collectively “Approvals”) are required in connection with the execution and delivery of and consummation of the Exchange Offers, except for (i) such Approvals which, considering all such Approvals in the aggregate, would not result in a Material Adverse Change (as defined below) or have an adverse effect on the Company’s ability to consummate each of the Exchange Offers and (ii) those that have been made or obtained.

(m)

No Material Adverse Change. Except as otherwise disclosed in the Registration Statement and the Prospectus, subsequent to date of the latest financial statement of the Company included in the Registration Statement: (i) there has been no material adverse change, financial or otherwise, or in the business or operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business; and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends paid to the Company or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock.

(n)

Independent Accountants. Each of Moss Adams LLP, Marcum LLP and RSM US LLP, who have expressed their respective opinions with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission as a part of the Registration Statement and included or incorporated by reference in the Prospectus, are (i) independent public or certified public accountants as required by the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X and (iii) registered public accounting firms as defined by the Public Company Accounting Oversight Board (the “PCAOB”) whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

(o)

Preparation of Accounting Statements. The most recent financial statements of the Company publicly filed with the Commission or contained in Offer Materials, together with the related schedules and notes, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and present fairly, in accordance with generally accepted accounting principles (“GAAP”), the consolidated financial position, results of operations, stockholders’ equity and cash flows of the Company and its subsidiaries on the basis stated therein as of the respective dates or for the respective periods to which they relate; and such statements and related schedules and notes have been prepared in accordance with GAAP consistently applied throughout the periods involved, except as disclosed therein; and the pro forma financial information and the related notes thereto included in each of the Offer Materials have been prepared in all material respects in accordance with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and the assumptions underlying such pro forma financial information are reasonable and are set forth in the Offer Materials.

(p)

Company’s Accounting System. The Company and its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(q)

Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in the Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to be so qualified would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change. All of the issued and outstanding capital stock or other equity or ownership interests of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and, except as set forth in the Registration Statement and the Prospectus, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. Except as set forth in the Registration Statement and the Prospectus, the Company does not own or control, directly or indirectly, any corporation, association or other entity which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X.

(r)

No Actions or Proceedings. Except as disclosed in the Registration Statement and Prospectus, there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency, authority or body or any arbitrator, pending or, to the knowledge of the Company after reasonable inquiry, threatened, against or affecting the Company or any subsidiary of the Company or any of their respective properties or assets, other than those disclosed in the Offer Materials, or which, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change.

(s)

Intellectual Property Rights. Except as would not reasonably be expected to result in a Material Adverse Change, (i) the Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and (ii) neither the Company nor any of its subsidiaries has received any notice, or has any reasonable basis to believe that it is likely to receive notice, of infringement or conflict with asserted Intellectual Property Rights of others; and (iii) none of the technology employed by the Company or any of its subsidiaries has been obtained or is being used by the Company or any of its subsidiaries in violation of any contractual obligation binding on the Company or any of its subsidiaries or, to the Company’s knowledge, any of its or its subsidiaries’ officers, directors or employees or, to the Company’s knowledge, otherwise in violation of the rights of any persons.

(t)

All Necessary Permits. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where such failure would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change, and neither the Company nor any subsidiary has received, or has any reason to believe that it will receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit.

(u)

Title to Properties. The Company and each of its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 4(o) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, result in a Material Adverse Change. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary or would not reasonably be expected to result in a Material Adverse Change.

(v)

Tax Law Compliance. The Company and its consolidated subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns or have property requested extensions thereof and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them except as are being contested in good faith or as would not reasonably be expected to result in a Material Adverse Change. The Company has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 4(o) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its consolidated subsidiaries has not been finally determined.

(w)

Company Not an “Investment Company.” The Company is not, and will not be, after giving effect to the Exchange Offer, an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”).

(x)

Insurance. Each of the Company and its subsidiaries are insured with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses, issued by insurers of recognized financial responsibility. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change.

(y)

No Price Stabilization or Manipulation; Compliance with Regulation M. The Company has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other “reference security” (as defined in Rule 100 of Regulation M under the Exchange Act (“Regulation M”)).

(z)

Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required to be described in the Registration Statement and the Prospectus which have not been described as required.

(aa)

Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statement and the Prospectus and the documents incorporated by reference therein are based on or derived from sources that the Company reasonably believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(bb)

No Unlawful Contributions or Other Payments. Neither the Company nor any of its subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement and the Prospectus.

(cc)

Disclosure Controls and Procedures. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; and (ii) are effective in all material respects to perform the functions for which they were established. The Company is not aware of (i) any material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(dd)

Compliance with Environmental Laws. Except as could not be expected, individually or in the aggregate, to result in a Material Adverse Change: (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”); (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements; (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any

Environmental Law against the Company or any of its subsidiaries; and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(ee)

ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance in all material respects with ERISA. “ERISA Affiliate” means, with respect to the Company or any of its subsidiaries, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each employee benefit plan established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(ff)

Brokers. Except as described in the Registration Statement and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(gg)

No Outstanding Loans or Other Extensions of Credit. Neither the Company nor any of its subsidiaries has extended or maintained credit, arranged for the extension of credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer (or equivalent thereof) of the Company and/or such subsidiary except for such extensions of credit as are expressly permitted by the Exchange Act.

(hh)

Dividend Restrictions. Except as described in the Registration Statement and the Prospectus, no subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

(ii)

Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries has, in the course of its actions for, or on behalf of, the Company or any of its subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any domestic government official, “foreign official” (as defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (collectively, the “FCPA”) or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA or any applicable non-U.S. anti-bribery statute or regulation; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any domestic government official, such foreign official or employee; and the Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(jj)

Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(kk)

OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, after due inquiry, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, or any joint venture partner or other person or entity, for the purpose of financing the activities of or business with any person, or in any country or territory, that currently is the subject to any U.S. sanctions administered by OFAC or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of U.S. sanctions administered by OFAC.

Section 5. Conditions of Obligation.

Your obligation to act as Dealer Manager hereunder will at all times be subject, in your discretion, to the conditions that:

(a)

Bring-Down of Representations and Warranties. All representations, warranties and other statements of the Company contained herein are, as of the date of this Agreement, and, at all times prior to the expiration and closing of the Exchange Offers, true and correct, as if made at such times.

(b)

Compliance with Covenants. The Company at all times during the Exchange Offers will have performed, in all respects, all of its covenants, agreements and other obligations required to be performed under this Agreement.

(c)

Effectiveness of Registration Statement; No Stop Order. (i) The Registration Statement shall have become effective on or prior to the Expiration Date; (ii) as of the Exchange Date, no stop order suspending the effectiveness of the Registration Statement shall be in effect, and, no proceedings for such purposes shall be pending before or to the knowledge of the Company, threatened by the Commission; and (iii) it shall not otherwise have become unlawful under any law, statute, rule, regulation, injunction or order for the Dealer Manager so to act, or continue so to act.

(d)	Approval of Listing. Prior to the Exchange Date, the shares of Common Stock to be exchanged for Warrants shall have been approved for listing on the Exchange, subject to notice of issuance.

(e)

Negative Assurance Letter. The Company shall have caused to be delivered to you a signed negative assurance letter of Winston & Strawn LLP, counsel for the Company, (i) on the Commencement Date, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Dealer Manager, and (ii) on the Exchange Date, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Dealer Manager.

(f)

Opinions. The Company shall have caused to be delivered to you a signed opinion of Winston & Strawn LLP, counsel for the Company, (i) on the Commencement Date, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Dealer Manager, and (ii) on the Exchange Date, dated the date of delivery thereof, in form and substance reasonably satisfactory to the Dealer Manager.

(g)

Officers’ Certificates. The Company will have furnished or caused to be furnished to you, on each of the Commencement Date and the Exchange Date, a certificate of the Chief Executive Officer or Chief Financial Officer of the Company as to

the following matters: (i) the representations, warranties and other statements of the Company contained in the Dealer Manager Agreement are true and correct as of the date of the Officers’ Certificate and with the same effect as if made on the date of the Officers’ Certificate; (ii) Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the date of the Officers’ Certificate; (iii) since the date of the most recent financial statements included or incorporated by reference in the Offer Materials (exclusive of any amendment or supplement thereto), there has been no Material Adverse Change, except as set forth in or contemplated in the Offer Materials (exclusive of any amendment or supplement thereto); and (iv) (with respect to the Officers’ Certificate delivered on the Exchange Date only) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose are pending or, to his knowledge, threatened by the Commission.

(h)

Comfort Letter. Moss Adams LLP, Marcum LLP and RSM US LLP shall have delivered to the Dealer Manager, on the Exchange Date and dated as of such date, a “comfort” letter in form and substance reasonably satisfactory to the Dealer Manager, containing statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement and the Prospectus on the Exchange Date.

(i)

Additional Documents. The Company will have furnished or caused to be furnished to you an incumbency certificate and secretary’s certificate containing customary certifications and all other documents and other information related to the Exchange Offers, the Offer Materials or this Agreement reasonably requested by you.

(j)

No Material Adverse Change. Since the date of the most recent financial statements included or incorporated by reference in the Offer Materials (exclusive of any amendment or supplement thereto): (i) there shall not have been any change in the capital stock or long-term debt of the Company, or (ii) any change, or any development involving a prospective change, in or affecting the condition, financial or otherwise, or in the business or operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity, otherwise than as set forth in the Offer Materials (exclusive of any amendment or supplement thereto), the effect of which, in any case referred to in clause (i) or (ii) of this paragraph, is, in the reasonable judgment of the Dealer Manager, so material and adverse as to make it impracticable or inadvisable to proceed with the Exchange Offers on the terms and in the manner contemplated in the Offer Materials (exclusive of any amendment or supplement thereto).

(k)

No Suspension of Trading, Bank Moratorium or Hostilities. There shall not have occurred any of the following: (i) trading in any of the Company’s securities shall have been suspended or materially limited by the Commission or the Exchange, or trading in securities generally on the New York Stock Exchange, NYSE American, NASDAQ Global Select Market, NASDAQ Capital Market, or the Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or a maximum range for prices shall have been established on any such exchange or in such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction; (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption shall have occurred in commercial banking or securities settlement or clearance services in the United States; (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of war by the United States; or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in each such case in the reasonable judgment of the Dealer Manager, impracticable or inadvisable to proceed with the Exchange Offers on the terms and in the manner contemplated in the Offer Materials.

Section 6. Indemnification.

(a)

Indemnification of the Dealer Manager. The Company agrees: (i) to indemnify and hold you and any officer, director, partner, stockholder, employee or agent (including, for the purposes of this Section 6, any broker-dealer acting on your behalf and at your request in connection with the Exchange Offer) of you or any of your affiliated companies and any entity or person controlling (within the meaning of Section 20(a) of the Exchange Act) you, including any affiliated companies (collectively, the “Indemnified Persons”) harmless against any losses, damages, liabilities or claims (or actions in respect thereof) to which you may become subject, under the Securities Act, Exchange Act, other federal or state statutory law or regulation or at common law or otherwise, insofar as such losses, claims, damages or liabilities to which you may become subject (A) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Offer Materials or any Other Materials, including the Registration Statement and Prospectus, or any of the documents incorporated by reference therein, or in any amendment or supplement to any of the foregoing, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, (B) arise out of or are based upon any breach by the Company of any representations or warranties or failure by the Company to comply with any of its obligations, covenants or agreements contained herein, (C) arise out of any actions taken or omitted to be taken by an Indemnified Person pursuant to this Agreement or with the consent of the Company or in conformity with actions taken or omitted to be taken by the Company or (D) arise out of or are based upon a withdrawal, rescission, termination or modification by the Company of or a failure by the Company to make or consummate any of the Exchange Offers; and (ii) to indemnify and hold you harmless against any and all other losses, damages, liabilities or claims (or actions in respect thereof) that otherwise arise out of or are based upon or asserted against you by any person, including, but not limited to, stockholders of the Company, in connection with or as a result of your acting as Agent in connection with the Exchange Offers or Solicitation or that arise in connection with any other matter referred to in this Agreement, except to the extent (but only to the extent) that a court of competent jurisdiction shall have determined by a final unappealable judgment that such loss, damage, liability or claim set forth in this clause resulted solely from your gross negligence or willful misconduct in performing this Agreement. In the event that you become involved in any capacity in any action, proceeding or investigation brought by or against any person, including stockholders of the Company, in connection with any matter referred to in this Agreement, the Company also agrees periodically to reimburse you on demand for your reasonable expenses for one legal counsel and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. The Company also agrees that neither you nor any of your affiliates, nor any partners, directors, officers, consultants, agents, employees or controlling persons (if any), as the case may be, of you or any such affiliates, shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company for or in connection with any matter referred to in this Agreement except to the extent that any loss, damage, expense, liability or claim incurred by the Company results from your gross negligence or willful misconduct in performing the services that are the subject of this Agreement.

(b)

Notification. Promptly after receipt by you of notice of your involvement in any action, proceeding or investigation, you shall, if a claim in respect thereof is to be made against the Company under subsection (a) of this Section 6, notify the Company in writing of such involvement, but the failure to so notify the Company shall not relieve it from any liability which it may otherwise have to you under subsection (a) of this Section 6 except to the extent that the Company suffers actual prejudice as a result of such failure, and in no such event shall such failure relieve the Company from any obligation to provide reimbursement and contribution to you.

(c)

Contribution. If for any reason the indemnification provided for in subsection (a) of this Section 6 is unavailable or insufficient to hold you harmless, then the Company shall contribute to the amount paid or payable by you as a result of such loss, damage, expense, liability or claim (or action in respect thereof) referred to therein in such proportion as is appropriate to reflect the relative benefits of the Company and its stockholders on the one hand and you on the other hand in the matters contemplated by this Agreement as well as the relative fault of the Company and you with respect to such loss, damage, expense, liability or claim (or action in respect thereof) and any other relevant equitable considerations, provided that you shall not be obligated to contribute an amount in excess of the fees actually received by you pursuant to Section 3(a) of this Agreement. The relative benefits of the Company and its stockholders on the one hand and you on the other hand in the matters contemplated by this Agreement shall be deemed to be in the same proportion as the maximum possible consideration proposed to be offered by the Company in connection with the Exchange Offers bears to (the maximum possible fee proposed to be paid to you pursuant to Section 3(a) of this Agreement. The relative fault of the Company on the one hand and you on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by, or relating to, the Company and its affiliates or you and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this subsection (c) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection (c). The foregoing rights to indemnity and contribution shall be in addition to any other right which you and the other Indemnified Persons may have against the Company at common law or otherwise.

(d)

Reimbursement. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in this Section 6 shall include any legal or other expenses as reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim (including appearing as a witness); provided, however, that in case any action, proceeding or investigation shall be brought against or otherwise involve you that is also brought against the Company, the Company shall be entitled to assume the defense of any such action, proceeding or investigation with counsel reasonably satisfactory to you. Upon assumption by the Company of the defense of such action, proceeding or investigation, you shall have the right to participate in such action, proceeding or investigation and to retain your own counsel, but the Company shall not be liable to you under this subsection for any legal fees and expenses of other counsel subsequently incurred by you in connection with the defense thereof unless (i) the Company has agreed to pay such fees and expenses, (ii) the Company shall have failed to employ counsel reasonably satisfactory to you in a timely manner, (iii) counsel to the Indemnified Person shall have reasonably concluded that there are legal defenses reasonably likely to be available to it that are different from or in addition to those available to the indemnifying person or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnifying person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential conflicting interests between them.

(e)

Reimbursement for Experts. The Company agrees to reimburse each Indemnified Person for all expenses (including fees and disbursements of counsel) as they are incurred by such Indemnified Person in connection with investigating, preparing for, defending or providing evidence (including appearing as a witness) with respect to or settling any such action, claim, investigation, inquiry, arbitration or other proceeding referred to in this Section 6 or enforcing this Agreement, whether or not in connection with pending or threatened litigation in which any Indemnified Person is a party.

(f)

Application to Affiliates and Related Parties. The reimbursement, indemnity and contribution obligations of the Company under this Section 6 shall be in addition to any liability that the Company may otherwise have at common law or otherwise, shall extend upon the same terms and conditions to your affiliates and the partners, directors, officers, consultants, agents, employees and controlling persons (if any), as the case may be, of you and any such affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, you, any such affiliate and any such other person referred to above. If upon succession or assignment, the obligations of the Company set forth in this Section 6 are not assumed by operation of law or by contract by a party or parties satisfactory to you, the Company agrees to arrange alternative means of providing for such obligations, including providing insurance or creating an escrow, in each case in an amount and upon terms and conditions satisfactory to you.

(g)

No Settlement without Unconditional Release. The Company agrees that, without your prior written consent, it will not settle, compromise or consent to the entry of any judgment in or with respect to any pending or threatened claim, action, investigation or proceeding in respect of which indemnification or contribution could be sought under this Section 6 (whether or not you or any other Indemnified Person is an actual or potential party to such claim, action, investigation or proceeding), unless such settlement, compromise or consent includes an unconditional release of each Indemnified Person from all liability arising out of such claim, action, investigation or proceeding.

Section 7. Termination; Survival

(a)

Termination. This Agreement may be terminated by the Dealer Manager at any time upon notice to the Company if any of the conditions specified in Section 5 hereof shall not have been fulfilled at the time they are required to be fulfilled by such Section 5. This Agreement may be terminated by the Company at any time upon notice to the Dealer Manager if (i) the Company has terminated or withdrawn the Exchange Offers, (ii) if the Exchange Offers shall have expired, without consummation thereof, or (iii) if there is a good faith disagreement between the Company and the Agent with respect to a material term or condition of the Offer or the Solicitation.

(b)

Survival. The agreements and indemnities contained in Sections 3, 6, 8 and this Section 7 and the representations and warranties of the Company set forth in Section 4 hereof shall survive any termination of this Agreement, any completion of the engagement provided by this Agreement, any investigation made by or on behalf of you, any of your officers or partners or any person controlling you, any amendment, termination or expiration and closing of the Exchange Offers and any exchange of Warrants or acceptance of Consents, whether pursuant to any Transaction or otherwise and shall inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, you and the Indemnified Persons.

Section 8. Miscellaneous.

(a)

No Assignment. This Agreement is made solely for the benefit of you, the Company and any partner, director, officer, agent, employee, affiliate or controlling person referred to in Section 6 hereof, and their respective successors, assigns, heirs and legal representatives, and no other person will acquire or have any right under or by virtue of this Agreement.

(b)

Partial Unenforceability. In the event that any provision hereof will be determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision hereof, which will remain in full force and effect.

(c)

Notice. Except as otherwise expressly provided in this Agreement, whenever notice is required by the provisions of this Agreement to be given to: (i) the Company, such notice will be in writing addressed to the Company at its address set forth in the Registration Statement, Attention: Secretary; and (ii) you, such notice will be in writing addressed to you, at Jefferies LLC, 520 Madison Avenue, New York, New York 10022, Attention: General Counsel.

(d)

Entire Agreement. This Agreement contains the entire understanding of the parties with respect to your acting as Agent of the Exchange Offers to the Company, superseding all other prior agreements, understandings and negotiations with respect to such activities by you. This Agreement may be executed in any number of separate counterparts, each of which will be an original, but all such counterparts will together constitute one and the same agreement. Facsimile signatures on counterparts of this Agreement are authorized, and will have the same effect as though the facsimile signatures were original executions, and this Agreement will be deemed executed by a party when a signature page, or facsimile of a signature page, executed by that party is transmitted to each of the other parties or as they have directed.

(e)

Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts executed in and to be performed in the state of New York without regard to conflicts of law principles thereof.

(f)

Consent to Jurisdiction. Each party hereto consents specifically to the exclusive jurisdiction of the federal courts of the United States sitting in the Southern District of New York, or if such federal court declines to exercise jurisdiction over any action filed pursuant to this agreement, the courts of the State of New York sitting in the County of New York, and any court to which an appeal may be taken in connection with any action filed pursuant to this Agreement, for the purposes of all legal proceedings arising out of or relating to this agreement and the parties agree not to commence any action, suit or proceeding relating hereto except in such courts. In connection with the foregoing consent, each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the court’s exercise of personal jurisdiction over each party to this agreement or the laying of venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

(g)

Waiver of Jury Trial. Each party hereby agrees on its own behalf and, to the extent permitted by applicable law, on behalf of their respective security holders, to waive any right to a trial by jury with respect to any claim, counterclaim or action arising out of or in connection with this agreement or the transaction contemplated hereby.

(h)	“Business Day.” Time will be of the essence of this Agreement. As used herein, the term “business day” will mean any day when the Commission’s office in New York, New York is open for business.

Please sign and return to us a duplicate of this letter, whereupon it will become a binding agreement.

Very truly yours,

WAITR HOLDINGS INC.

By:

Name:

Title:

Signature Page to Dealer Manager Agreement

JEFFERIES LLC

By:

Name:

Title:

Signature Page to Dealer Manager Agreement